UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 31, 2008

                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)

          Maryland                       1-12002                 23-2715194
      (State or other                  (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)


                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)

                                 (914) 288-8100
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On January 31, 2008, upon the recommendation of the Compensation Committee (the "Committee") of the Board of Trustees (the "Board") of Acadia Realty Trust (the "Company") and pursuant to the Acadia Realty Trust 2006 Incentive Plan, the Board approved (a) increases in annual base salaries for 2008, (b) cash performance bonuses for 2008, (c) Annual Bonus Units and (d) long-term incentive awards (which includes grants of restricted operating partnership profits interests in Acadia Realty Limited Partnership ("Restricted Units" ) for the following executive officers of the Company:


--------------------------------------------------------------------------------------------------------------------------------
Name and Position                      2008 Salary       New 2008 Base   2008 Cash Bonus  2008 Annual Bonus  Long Term Incentive
                                         Increase           Salary                              Units               Award
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Kenneth F. Bernstein, Chief
Executive Officer and President             -              $460,000             -             $774,107           $1,072,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Michael Nelsen, Chief Financial
Officer and Senior Vice President           -              $235,000          $50,000           $44,688            $159,250
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Joel Braun, Chief Investment
Officer and Executive Vice
President                                 $7,500           $307,500             -             $271,875            $377,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Robert Masters, General Counsel,
Chief Compliance Officer and
Senior Vice President                     $5,850           $240,850             -             $114,844            $159,250
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Joseph Hogan(1), Director of
Construction and Senior Vice
President                                 $5,850           $240,850             -             $118,125            $163,800
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Mr. Hogan was also awarded $300,000 as an additional incentive bonus by the Board. The terms, form of restricted stock or Unit and vesting period therefor remain to be negotiated.

In recommending these actions to the Board, the Committee considered several factors, including the scope of the individual's responsibilities, the individual's performance relative to the benchmarks established by the Committee, competitive payment practices in the industry, the historical financial results and the anticipated financial performance of the Company. The benchmarks established by the Committee relate to corporate performance goals, team/unit performance goals and individual performance goals such as earnings growth, stock performance, internal and external growth, balance sheet metrics, asset performance and other individual performance measurements. The Committee also considered compensation studies provided by compensation consultants and surveys with respect to other comparable publicly-traded real estate investment trusts regarding executive compensation and performance benchmarks.

Annual Bonus Units. The Annual Bonus Unit awards approved by the Board to certain executive officers. The awards consist of non-vested Restricted Units and are subject to award agreements ("Agreements") to be entered into between the Company and each officer. The awards will be granted upon execution of the Agreements, which will be dated as of January 31, 2008, and the number of non-vested Restricted Units were determined based on the trailing 20-day average price of the Company's Common Shares from that date. Pursuant to the Agreements, 14.286% will vest on January 6, 2009 and 14.286% will vest on each anniversary thereof until January 6, 2015; except for Kenneth F. Bernstein, for whom vesting will be 10% on January 6, 2009 and 10% on each anniversary until January 6, 2018. Annual Bonus Stock awards are intended to develop and retain strong management through share ownership and further align management with shareholders. These ownership opportunities and awards also provide a retention benefit by vesting over future periods.

Long-Term Incentive Awards. The total long-term incentive awards approved by the Board to certain executive officers were allocated 50% as time-based awards and 50% as performance-based awards. The awards consist of non-vested Restricted Units and are subject to award agreements ("Agreements") to be entered into between the Company and each officer. The awards will be granted upon execution of the Agreements, which will be dated as of January 31, 2008, and the number of non-vested Restricted Units were determined based on the trailing 20-day average price of the Company's Common Shares from that date. Pursuant to the Agreements, 14.286% will vest on January 6, 2009 and 14.286% will vest on each anniversary thereof until January 6, 2015; except for Kenneth F. Bernstein, for whom vesting will be 10% on January 6, 2009 and 10% on each anniversary until January 6, 2018, provided that with respect to each year and each recipient, 50% of the awards require the Company to achieve the benchmarks established by the Board. Long-term incentive awards are intended to develop and retain strong management through share ownership and incentive awards that recognize future performance. These ownership opportunities and awards also provide a retention benefit by vesting over future periods.

Cash Bonus Awards. In addition to their base salaries and long-term incentive awards, certain executive officers of the Company received cash bonus awards tied both to the overall performance of the Company and to their individual performances. In this regard, the Committee established specific performance goals for the payment of discretionary bonuses based on the per share growth in cash available for distributions and total annual shareholder return. Cash bonuses are intended to provide short-term rewards for performance, while also providing an incentive for executives to continue moving toward the achievement of long-term goals.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACADIA REALTY TRUST
                                           (Registrant)


      Date: February 4, 2008           By: /s/ Michael Nelsen

                                        Name:  Michael Nelsen
                                        Title: Chief Financial Officer and
                                               Senior Vice President